UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 31, 2013
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The three subsidiaries of Raymond James Financial, Inc. (the "Company") whose retail client operations comprise the Company's Private Client Group, Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Raymond James Financial Services Advisors, Inc., recently participated in surveys conducted by the publications On Wall Street and Financial Planning, in so doing, provided the following previously undisclosed information which will be contained in the June issues. The Company is filing this report to make that information available to those who do not have access to that publication.

On Wall Street

Raymond James & Associates, Inc. Private Client Group operations

Total Revenue: Fiscal Year 2012 ($000): 755,124 Fiscal Year 2011 ($000): 711,225 % Change: 6.2%

Fee Revenue: Fiscal Year 2012 ($000): 239,333 Fiscal Year 2011 ($000): 213,512 % Change: 12.1%

Commission Revenue: Fiscal Year 2012 ($000): 412,666 Fiscal Year 2011 ($000): 404,913 % Change: 1.9%

Other Revenue: Fiscal Year 2012 ($000): 103,125 Fiscal Year 2011 ($000): 92,800 % Change: 11.1%

Total Number of Advisors: Fiscal Year 2012: 1,335 Fiscal Year 2011: 1,311 % Change: 1.8%

Financial Planning

Raymond James Financial Services, Inc. and Raymond James Financial Services Advisors, Inc.
Private Client Group operations

Revenues

Total Revenue: 2012 ($000): 1,208,127 % Change: 4.0%

Fee Revenue: 2012 ($000): 443,791 % Change: 8.9%

Commission Revenue: 2012 ($000): 587,696 % Change: (0.3)%

Other Revenue: 2012 ($000): 176,640 % Change: 6.8%

Payout Grid
Product Type	% Payout
Mutual Funds %	96%
Stocks %	96%
Bonds %	96%
Annuities %	96%
Insurance %	91%
Alternatives %	96%
Rep Mgd. %	100%
Firm Mgd. %	96%
Outside Mgd. %	96%

Reps and Production
Total Payout: 2012 ($000): 856,057 % Change: 3.6%
Average Payout: 2012 ($000): 267 % Change: 3.0%
Average production of top 20%: $946,115
2012 Quota: $250,000
2011 Quota: $250,000
Total Reps: 2012: 4,773 % Change: 0.5%
Producing Reps: 2012: 3,212 % Change: 0.6%
Reps Added: 589
Reps Dropped: 510
Series 6 Reps: 91
Series 7 Reps: 4,635
CFPs: 742

Top 10 Lists
High-end reps (top 20% of reps): Average Production: $946,115 % of Reps > $150k: 70%
High-end accounts: Total client assets ($000): 164,387,503 % Accts. >$100k: 33%(1)

(1) Percentage has been revised from the percentage reflected in the original publication.

Commission Product Revenue
Product	Revenue ($000s)	% Change
Commission	$587,696	(0.3)%
Mutual Fund	$279,253	3.1%

Stock	$74,789
Bond	21,925
Total Securities	$96,714	(16.0)%

Variable annuities	$155,748
Fixed Annuities	16,267
Total Annuities	$172,015	4.5%

Insurance	$12,513	(14.1)%
Alternatives	$2,730	14.3%

Fee-Based Revenue
	Revenue ($000s)	% Change
Fee revenues from:
Reps	$297,751	n/a
Firm	$103,203	n/a
Outside	45,567	n/a

Fee revenues	$443,791	8.9%

Fee revenues as %	43.3%	n/a
Fee-based AUM	59,990,161	n/a
% of reps on platform	90%	n/a

Clients and Accounts
Total account assets ($000s): 164,387,503 % Change: 14.5%
Active accounts total: 1,260,476 % Change: 4.5%
% Qualified accounts: 40%

Services & Fees

Affiliation Fees	$—
Errors & Om. Insurance	Yes
Standard Rep Deductible	$5,000
Max individual coverage	$10M
Ticket charges	Varies

Corporate Staff
#
Full-time staff	2,605
Licensed professionals	4,749
Registered offices	1,996
Office of Supervisory Jur.	1,409
Recruiters	15
Compliance	117

The information furnished herein is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date:	May 31, 2013	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President - Finance,
Chief Financial Officer and Treasurer